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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-1 (File No. 333-25719) of our report dated March 21, 1997 on our audits of the consolidated financial statements of Continental Natural Gas, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Independent Public Accountants."




                                /s/ COOPERS & LYBRAND L.L.P.
                                COOPERS & LYBRAND L.L.P.


Tulsa, Oklahoma
July 28, 1997